Exhibit 10.23

Execution copy

AMENDMENT NO. 1 TO LOAN AGREEMENT

This AMENDMENT NO. 1 TO LOAN AGREEMENT (this “Amendment”), dated as of April 23, 2015, is to that certain Loan Agreement dated as of May 5, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among THE PERSONS IDENTIFIED AS BORROWERS ON THE SIGNATURE PAGES HERETO (collectively, the “Borrowers”); IH4 PROPERTY HOLDCO L.P. (the “Parent” and collectively with the Borrowers, the “Relevant Parties”); THE LENDERS PARTY THERETO (collectively, the “Lenders”); WELLS FARGO BANK, N.A., as Calculation Agent, Paying Agent and Securities Intermediary; GERMAN AMERICAN CAPITAL CORPORATION, as Collateral Agent; and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

RECITALS

WHEREAS, the Borrowers have requested that certain amendments be made to the Loan Agreement on the terms and conditions set forth below.

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to make such requested amendments to the Loan Agreement.

NOW, THEREFORE, in consideration of the continued performance by the Borrowers of their respective promises and obligations under the Loan Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Parent (solely with respect to Section 3(f) below), the Majority Lenders, and the Administrative Agent hereby agree as follows:

AGREEMENT

1. Amendment to Loan Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, Section 5.02(b) of the Loan Agreement is hereby amended to insert the following paragraph at the end thereof:

Notwithstanding the foregoing, the obligations in paragraphs (b)(i) and (ii) of this Section 5.02 may be satisfied with respect to financial information of the Parent Equity Owner and its Subsidiaries by furnishing the applicable financial statements of the Parent; provided that to the extent such information relates to the Parent, such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to the Parent, on the one hand, and the information relating to the Parent Equity Owner and its Subsidiaries, as applicable, on a stand-alone basis, on the other hand.

2. Effectiveness of this Amendment; Conditions Precedent. The provisions of this Amendment shall be deemed to have become effective as of the date of this Amendment, but such effectiveness shall be expressly conditioned upon the Administrative Agent’s receipt of (a) a counterpart of this Amendment executed and delivered by duly authorized signatories of the Relevant Parties, the Majority Lenders, and the Administrative Agent, (b) a fully executed Reaffirmation in the form attached hereto as Exhibit A executed by Blackstone, and (c) a fully executed Reaffirmation in the form attached as Exhibit B executed by the Parent, the Equity Owner, the Parent Equity Owner, the Equity Owner GP and the Borrower GP.

3. Miscellaneous.

(a) Headings. The various headings of this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

(b) Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

(c) Interpretation. No provision of this Amendment shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party’s having or being deemed to have structured, drafted or dictated such provision.

(d) Complete Agreement; Conflict of Terms. This Amendment constitutes the complete agreement between the parties with respect to the subject matter hereof, and supersedes any prior written or oral agreements, writings, communications or understandings of the parties with respect thereto. In the event of any inconsistency between the provisions of this Amendment and any provision of the Loan Agreement, the terms and provisions of this Amendment shall govern and control.

(e) Representations, Warranties and Covenants.

(i) Each of the Relevant Parties hereby represents and warrants that this Amendment and the Loan Agreement as modified by this Amendment constitute the legal, valid and binding obligations of such Person, enforceable against it in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability.

(ii) Each Relevant Party hereby represents and warrants that its execution, delivery and performance of this Amendment and its performance of the Loan Agreement, as modified by this Amendment, have been duly authorized by all necessary action and: (i) will not contravene such Relevant Party’s Constituent Documents, (ii) will not result in any violation of the provisions of any statute or any order, rule or regulation of any Governmental Authority having jurisdiction over any such Relevant Party or any of such Relevant Party’s properties or assets, (iii) will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under the terms of any indenture, mortgage, deed of trust, deed to secure debt, loan agreement, management agreement or other agreement or instrument to which any such Relevant Party is a party or to, which any of such Relevant Party’s property or assets is subject, that could, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect and (iv) except for Liens permitted under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the assets of any such Relevant Party.

(iii) Each Relevant Party hereby represents and warrants that (1) no Default or Event of Default has occurred and is continuing and (2) all of the representations and warranties of such Relevant Party contained in the Loan Agreement and in each other Loan Document to which it is a party are true and correct in all respects for representations and warranties qualified as to materiality, and true and correct in all material respects for representations and warranties not qualified as to

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materiality (unless such representation or warranty expressly relates to an earlier date in which case such representation or warranty shall be true and correct as of such earlier date) as of the date of such Relevant Party’s execution and delivery hereof or thereof as though made on and as of such date.

(f) Reaffirmation, Ratification and Acknowledgment; Reservation. Each Relevant Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Administrative Agent, under each Loan Document to which it is a party, (ii) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents, and (iii) agrees that neither such ratification and reaffirmation, nor the Administrative Agent’s or any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from such Relevant Party with respect to any subsequent modifications to the Loan Agreement or the other Loan Documents. Each of the Loan Agreement and the other Loan Documents shall remain in full force and effect and is hereby ratified and confirmed. This Amendment shall constitute a Loan Document for purposes of the Loan Agreement.

(g) FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Amendment, each of the Administrative Agent and the Paying Agent shall treat (and the Lenders hereby authorize the Administrative Agent and the Paying Agent to treat) the Loan Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(h) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(i) Effect. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Loan Agreement as modified hereby and each reference in the other Loan Documents to the Loan Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Loan Agreement as modified hereby. Except as expressly provided in this Amendment, all of the terms, conditions and provisions of the Loan Agreement shall remain the same.

(j) No Novation or Amendment. Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not (i) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of, the Administrative Agent or any Lender under the Loan Agreement or any other Loan Document, (ii) constitute a waiver of any provision in the Loan Agreement or in any of the other Loan Documents or of any Default or Event of Default that may have occurred and be continuing or (iii) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or in any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

(k) Administrative Agent’s Expenses. Without limiting the provisions of Section 10.09 of the Loan Agreement, the Borrowers hereby jointly and severally agree to promptly reimburse the Administrative Agent for all of the reasonable out-of-pocket expenses, including, without limitation, reasonable attorneys’ and paralegals’ fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

IH4 PROPERTY PHOENIX, L.P.
IH4 PROPERTY WEST, L.P.
IH4 PROPERTY GEORGIA, L.P.
IH4 PROPERTY FLORIDA, L.P.
IH4 PROPERTY ILLINOIS, L.P.
IH4 PROPERTY WASHINGTON, L.P.
IH4 PROPERTY NEVADA, L.P.
IH4 PROPERTY NORTH CAROLINA, L.P.
IH4 PROPERTY MINNESOTA, L.P.

By:	IH4 Property Level GP LLC, as General Partner of each of the foregoing Delaware limited partnerships

By:	/s/ Devin Peterson
Name:	Devin Peterson
Title:	Managing Director and Vice President

IH4 PROPERTY HOLDCO L.P.

By:	IH4 Property Holdco GP LLC, its General Partner

By:	/s/ Devin Peterson
Name:	Devin Peterson
Title:	Managing Director and Vice President

Signature Page to

Amendment No. 1 to Loan Agreement

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Administrative Agent and a Lender

By:	/s/ R. Christopher Jones
Name:	R. Christopher Jones
Title:	Director

By:	/s/ Menahem Namer
Name:	Menahem Namer
Title:	Vice President

Signature Page to

Amendment No. 1 to Loan Agreement

EAST WEST BANK,
as a Lender

By:	/s/ Andrew Maria
Name:	Andrew Maria
Title:	Senior Vice President

Signature Page to

Amendment No. 1 to Loan Agreement

EXHIBIT A

Sponsor Reaffirmation

dated as of April 23, 2015

Each of the undersigned hereby acknowledges receipt of a copy of that certain Amendment No. 1 to Loan Agreement, dated as of April 23, 2015 (the “Amendment”), to that certain Loan Agreement dated as of May 5, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among the Persons identified as “Borrowers” on the signature pages thereof, IH4 Property Holdco L.P., the Lenders party thereto, Wells Fargo Bank, N.A., as Calculation Agent, Paying Agent and Securities Intermediary, German American Capital Corporation, as Collateral Agent, and Deutsche Bank AG, New York Branch, as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Loan Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned reaffirms the terms and conditions of that certain (i) Blackstone Guaranty, dated as of May 5, 2014 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Blackstone Guaranty”), by and among Blackstone Real Estate Partners VII. L.P., Blackstone Real Estate Partners VII.TE.1 L.P., Blackstone Real Estate Partners VII.TE.2 L.P., Blackstone Real Estate Partners VII.TE.3 L.P., Blackstone Real Estate Partners VII.TE.4 L.P., Blackstone Real Estate Partners VII.TE.5 L.P., Blackstone Real Estate Partners VII.TE.6 L.P., Blackstone Real Estate Partners VII.TE.7 L.P., Blackstone Real Estate Partners VII.TE.8 L.P. and Blackstone Real Estate Partners VII.F L.P. (collectively, the “Blackstone Guarantors”) in favor of the Administrative Agent, for the ratable benefit of the Secured Parties and (ii) that certain Blackstone Funding Commitment, dated as of May 5, 2014 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Blackstone Funding Commitment”) by and among the Blackstone Guarantors in favor of the Administrative Agent, and acknowledges and agrees that each of the Blackstone Guaranty and the Blackstone Funding Commitment remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

Without limiting the foregoing, each of the undersigned hereby (i) agrees that the Amendment and other transactions contemplated thereby shall not limit or diminish the obligations of such Blackstone Guarantor arising under or pursuant to the Blackstone Guaranty and the Blackstone Funding Commitment and (ii) reaffirms its obligations under each of the Blackstone Guaranty and the Blackstone Funding Commitment.

Each representation and warranty by each Blackstone Guarantor in the Blackstone Guaranty and the Blackstone Funding Commitment is true and correct as of the date hereof in all material respects, except to the extent that such representation or warranty expressly relates to an earlier date (in which case such representation and warranty shall be true and correct as of such earlier date).

THIS REAFFIRMATION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

This Reaffirmation may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Reaffirmation by facsimile or by electronic mail in a “.pdf” file shall be effective as delivery of a manually executed counterpart of this Reaffirmation.

IN WITNESS WHEREOF, this Reaffirmation has been duly executed and delivered on the date first above written.

BLACKSTONE REAL ESTATE PARTNERS VII. L.P.
BLACKSTONE REAL ESTATE PARTNERS VII.TE.1 L.P.
BLACKSTONE REAL ESTATE PARTNERS VII.TE.2 L.P.
BLACKSTONE REAL ESTATE PARTNERS VII.TE.3 L.P.
BLACKSTONE REAL ESTATE PARTNERS VII.TE.4 L.P.
BLACKSTONE REAL ESTATE PARTNERS VII.TE.5 L.P.
BLACKSTONE REAL ESTATE PARTNERS VII.TE.6 L.P.
BLACKSTONE REAL ESTATE PARTNERS VII.TE.7 L.P.
BLACKSTONE REAL ESTATE PARTNERS VII.TE.8 L.P.
BLACKSTONE REAL ESTATE PARTNERS VII.F L.P.

By:	BLACKSTONE REAL ESTATE ASSOCIATES VII L.P., as General Partner of each of the foregoing Delaware limited partnerships

By:	BREA VII L.L.C., its General Partner

By:	/s/ Kathleen McCarthy
Name:	Kathleen McCarthy
Title:	Senior Managing Director

Signature Page to Reaffirmation

(Amendment No. 1 to Loan Agreement)

ACKNOWLEDGED AND AGREED:

DEUTSCHE BANK AG, NEW YORK BRANCH
as Administrative Agent

By:	/s/ R. Christopher Jones
Name:	R. Christopher Jones
Title:	Director

By:	/s/ Menahem Namer
Name:	Menahem Namer
Title:	Vice President

Signature Page to Reaffirmation

(Amendment No. 1 to Loan Agreement)

EXHIBIT B

Parent/Guarantors Reaffirmation

dated as of April 23, 2015

Each of the undersigned hereby acknowledges receipt of a copy of that certain Amendment No. 1 to Loan Agreement, dated as of April 23, 2015 (the “Amendment”), to that certain Loan Agreement dated as of May 5, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among the Persons identified as “Borrowers” on the signature pages thereof, IH4 Property Holdco L.P., the Lenders party thereto, Wells Fargo Bank, N.A., as Calculation Agent, Paying Agent and Securities Intermediary, German American Capital Corporation, as Collateral Agent, and Deutsche Bank AG, New York Branch, as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Loan Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned reaffirms the terms and conditions of that certain (i) Parent Guaranty, dated as of May 5, 2014 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Parent Guaranty”), by IH4 Property Holdco L.P. (the “Parent”) in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, (ii) Equity Owner Guaranty, dated as of May 5, 2014 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Equity Owner Guaranty”), by IH4 Property Borrower L.P. (the “Equity Owner”), IH4 Property Guarantor L.P. (the “Parent Equity Owner”) and IH4 Property GP LLC (the “Equity Owner GP”) in favor of the Administrative Agent, for the ratable benefit of the Secured Parties and (iii) Borrower GP Guaranty, dated as of May 5, 2014 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Borrower GP Guaranty” and collectively with the Parent Guaranty and the Equity Owner Guaranty, the “Guaranties”), by IH4 Property Level GP (the “Borrower GP” and collectively with Parent, Equity Owner and Equity Owner GP, the “Guarantors”) in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, and acknowledges and agrees that the Guaranties and each other Loan Document to which it is a party remain in full force and effect and are hereby reaffirmed, ratified and confirmed.

Without limiting the foregoing, each of the undersigned hereby (i) agrees that the Amendment and other transactions contemplated thereby shall not limit or diminish the obligations of such Guarantor arising under or pursuant to the applicable Guaranty to which it is a party and each other Loan Document to which it is a party and (ii) reaffirms its obligations under the applicable Guaranty to which it is a party and each other Loan Document to which it is a party.

Each representation and warranty by each Guarantor in the Loan Documents to which it is a party is true and correct as of the date hereof in all material respects, except to the extent that such representation or warranty expressly relates to an earlier date (in which case such representation and warranty shall be true and correct as of such earlier date).

THIS REAFFIRMATION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

This Reaffirmation may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Reaffirmation by facsimile or by electronic mail in a “.pdf” file shall be effective as delivery of a manually executed counterpart of this Reaffirmation.

IN WITNESS WHEREOF, this Reaffirmation has been duly executed and delivered on the date first above written.

IH4 PROPERTY HOLDCO L.P.

By:	IH4 PROPERTY HOLDCO GP LLC, as General Partner

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director, Vice President, Assistant Treasurer, and Assistant Secretary

IH4 PROPERTY BORROWER L.P.
IH4 PROPERTY GUARANTOR L.P.

By:	IH4 PROPERTY GP LLC, as General Partner of each of the foregoing Delaware limited partnerships

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director, Vice President, Assistant Treasurer, and Assistant Secretary

IH4 PROPERTY GP LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director, Vice President, Assistant Treasurer, and Assistant Secretary

IH4 PROPERTY LEVEL GP LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director, Vice President, Assistant Treasurer, and Assistant Secretary

Signature Page to Reaffirmation

(Amendment No. 1 to Loan Agreement)